FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Foreign currency translation on
Property, plant and equipment, at fair value	$ 3,973	$ (3,354)	$ 2,798
Goodwill	558	(121)	150
Borrowings	(1,684)	1,470	(818)
Deferred income tax (liabilities) assets, net	(835)	525	(698)
Other assets and liabilities	(520)	(93)	(115)
Foreign currency translation, net	$ 1,492	$ (1,573)	$ 1,317